SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): February 24, 2003

                           ARIAD PHARMACEUTICALS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                                 0-21696                   22-3106987
--------                                 -------                   ----------
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


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ITEM 5.    OTHER EVENTS

           On February 24, 2003, the Registrant disseminated a Press Release announcing that Harvey J. Berger, M.D., chairman and chief executive officer, is scheduled to speak at the annual Biotechnology Industry Organization CEO & Investor Conference in New York City on Thursday February 27, 2003.

           The information contained in the Press Release dated February 24, 2003, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1    The Registrant's Press Release dated February 4, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ARIAD PHARMACEUTICALS, INC.



                                        By:    /s/ Edward M. Fitzgerald
                                               ------------------------
                                               Edward M. Fitzgerald
                                               Senior Vice President and
                                                Chief Financial Officer


Date:    February 24, 2003


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                                  EXHIBIT INDEX

Exhibit
Number    Description                                     Sequential Page Number
-------   -----------                                     ----------------------

99.1      The Registrant's Press Release dated February 24, 2003.              4


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                                                                    EXHIBIT 99.1


ARIAD To Present at Biotechnology Industry Conference

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--Feb. 24, 2003--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced that Harvey J. Berger, M.D., chairman and chief executive officer, is scheduled to speak at the annual Biotechnology Industry Organization CEO & Investor Conference at the Waldorf-Astoria Hotel in New York City on Thursday, February 27, 2003, beginning at 11:30 A.M., Eastern Time. Dr. Berger will provide an update of the Company's product development portfolio and business development and licensing initiatives.
    A direct link to the audio portion of the live presentation can be accessed at http://www.ariad.com/investor. In addition, beginning approximately two hours after completion of the presentation, a link to an audio recording will be accessible at the same web address until 5:00 P.M., Eastern Time on March 7, 2003.
    ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company's development pipeline includes: a drug candidate that controls cell proliferation and nutrient uptake by tumors to treat cancer; a bone-targeted drug candidate to treat the complications of cancer that has spread to bone; a regulated protein therapy product candidate to treat anemia in which the production of erythropoietin is controlled in vivo using an orally administered drug; a T cell immunotherapy product candidate in which a non-immunosuppressive drug may be used to treat graft-vs-host disease following donor bone marrow transplantation - a therapy for cancer and other immune and blood diseases; and dual-action drug candidates that block bone resorption and stimulate bone formation to treat osteoporosis. ARIAD also has an exclusive license to pioneering technology related to the discovery, development, and use of drugs that modulate the NF-(kappa)B pathway, which has been implicated in many major diseases.
    Additional information about ARIAD can be found on the web at http://www.ariad.com.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             ARIAD Pharmaceuticals, Inc.
             Kathy Lawton, 617/621-2345


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